Schedule of Investments (unaudited)
November 30, 2024
iShares® MSCI Russia ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Banks — 0.0%
Sberbank of Russia PJSC(a)(b)	18,835,860	$1,769
TCS Group Holding PLC, GDR(a)(b)(c)	289,152	27
VTB Bank PJSC(a)(b)	1,661,569	—
		1,796
Broadline Retail — 0.0%
Ozon Holdings PLC, ADR(a)(b)	106,824	10
Capital Markets — 0.0%
Moscow Exchange MICEX-RTS PJSC(a)(b)	4,737,800	445
Chemicals — 0.0%
PhosAgro PJSC, New(a)(b)	2,875	29
PhosAgro PJSC, GDR(a)(b)(c)	2	—
		29
Consumer Staples Distribution & Retail — 0.0%
X5 Retail Group NV, GDR(a)(b)	374,475	35
Interactive Media & Services — 74.4%
Nebius Group NV, Class A(b)	286,015	6,289,470
VK Co. Ltd.(a)(b)	393,252	37
		6,289,507
Metals & Mining — 0.0%
Alrosa PJSC(a)(b)	7,486,250	703
Polyus PJSC(a)(b)	89,129	8
Severstal PAO(a)(b)	604,068	57
United Co. RUSAL International PJSC(a)(b)	5,811,330	545
		1,313
Security	Shares	Value
Oil, Gas & Consumable Fuels — 0.0%
Rosneft Oil Co. PJSC(a)(b)	2,566,222	$241
Wireless Telecommunication Services — 0.0%
Mobile TeleSystems PJSC(a)(b)	2,776,444	261
Total Long-Term Investments — 74.4% (Cost: $190,143,631)		6,293,637
Short-Term Securities
Money Market Funds — 14.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.62%(d)(e)	1,240,000	1,240,000
Total Short-Term Securities — 14.7% (Cost: $1,240,000)		1,240,000
Total Investments — 89.1% (Cost: $191,383,631)		7,533,637
Other Assets Less Liabilities — 10.9%		918,840
Net Assets — 100.0%		$8,452,477

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended November 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 08/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/24	Shares Held at 11/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$490,000	$750,000 (a)	$—	$—	$—	$1,240,000	1,240,000	$178,323	$—

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
• Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based

Schedule of Investments (unaudited)(continued)
November 30, 2024
iShares® MSCI Russia ETF

Fair Value Hierarchy as of Period End (continued)
on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$6,289,470	$—	$4,167	$6,293,637
Short-Term Securities
Money Market Funds	1,240,000	—	—	1,240,000
	$7,529,470	$—	$4,167	$7,533,637
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Preferred Stocks	Total
Assets:
Opening balance, as of August 31, 2024	$26,282	$2,399	$28,681
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(198,705,002)	(9,331,137)	(208,036,139)
Net change in unrealized appreciation (depreciation)(a)	259,179,220	11,911,363	271,090,583
Purchases	—	—	—
Sales	(60,496,333)	(2,582,625)	(63,078,958)
Closing balance, as of November 30, 2024	$4,167	$—	$4,167
Net change in unrealized appreciation (depreciation) on investment still held at November 30, 2024(a)	$(724)	$—	$(724)
(a) Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at November 30, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

Portfolio Abbreviation
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company